Subsequent Events (Unaudited)	12 Months Ended
May 03, 2014
Subsequent Events (Unaudited)
21.	Subsequent Events (Unaudited)

Samsung Commercial Agreement

On June 4, 2014, barnesandnoble.com llc (NOOK Media Sub), a wholly owned subsidiary of NOOK Media and a subsidiary of Barnes & Noble, entered into a commercial agreement (Agreement) with Samsung Electronics America, Inc. (Samsung) relating to tablets.

Pursuant to the Agreement, NOOK Media Sub, after good faith consultations with Samsung and subject to Samsung’s agreement, will select Samsung tablet devices under development to be customized and co-branded by NOOK Media Sub. Such devices will be produced by Samsung. The co-branded NOOK tablet devices may be sold by NOOK Media through Barnes & Noble retail stores, www.barnesandnoble.com, www.nook.com and other Barnes & Noble and NOOK Media websites. NOOK Media Sub and Samsung have agreed to develop co-branded Samsung Galaxy Tab 4 NOOK tablets as the initial co-branded devices pursuant to the Agreement.

NOOK Media Sub has agreed to a minimum purchase commitment of 1,000,000 devices during the first twelve months after the launch of the initial co-branded NOOK devices; provided that if NOOK Media Sub does not meet certain sales thresholds of the initial co-branded NOOK devices by December 31, 2014, then the twelve month period referred to above shall be extended to fifteen months.

NOOK Media Sub and Samsung have agreed to coordinate customer service for the co-branded NOOK devices and have both agreed to a license of intellectual property to promote and market the devices. Additionally, Samsung has agreed to fund a marketing fund for the co-branded NOOK devices at the initial launch and for the duration of the Agreement.

The Agreement has a two year term, with certain termination rights, including termination (i) by NOOK Media Sub for a Samsung material default; (ii) by Samsung for a NOOK Media Sub material default; (iii) by NOOK Media Sub if Samsung fails to meet its shipping and delivery obligations in any material respect on a timely basis; and (iv) by either party upon insolvency or bankruptcy of the other party.

Palo Alto Lease Agreement

On June 5, 2014, the Company entered into an Assignment of Lease for its 208,000 square foot Palo Alto, California campus. Employees will be relocated to new state-of-the-art facilities totaling 88,000 square feet. NOOK employees will move to a new facility in Santa Clara, California, while Barnes & Noble College’s digital education employees will relocate to a facility in Mountain View, California. The relocations are expected to occur by the end of the first quarter of fiscal 2015. This action will result in a net reduction of annual occupancy expenses of approximately $9,600, reducing the Company’s future lease commitments by approximately $102,100. In the fourth quarter of fiscal 2014, the Company recorded an asset impairment charge of $28,400 related to this relocation. The Company determined the impairment charge by comparing the estimated fair value to its carrying amount. The fair value was developed primarily using the cost approach in evaluating the replacement cost of the asset (Level 2 fair value assumptions) and then adjusting any value due to economic obsolescence, function obsolesces or physical deterioration. The Company also expects to incur closing costs and to adjust lease accounting items in the first quarter of fiscal 2015 to reflect the impact of these relocations.

Termination of Pension Plan

As of December 31, 1999, substantially all employees of the Company were covered under a Pension Plan. As of January 1, 2000, the Pension Plan was amended so that employees no longer earn benefits for subsequent service. Effective December 31, 2004, the Barnes & Noble.com Employees’ Retirement Plan (the B&N.com Retirement Plan) was merged with the Pension Plan. Substantially all employees of Barnes & Noble.com were covered under the B&N.com Retirement Plan. As of July 1, 2000, the B&N.com Retirement Plan was amended so that employees no longer earn benefits for subsequent service. On June 18, 2014, the Company’s Board of Directors approved a resolution to terminate the Pension Plan. As a result of this termination, pension liability and other comprehensive loss will increase by approximately $16,000 before tax in the first quarter of fiscal 2015. It is expected to take 18 to 24 months to complete the termination. Currently, there is not enough information available to determine the ultimate charge of the termination.

NOOK Media Separation

On June 25, 2014, the Company announced that its Board of Directors has authorized management of the Company to take steps to separate the NOOK Media business from Barnes & Noble Retail into two separate public companies. The Company’s objective is to take the steps necessary to complete the separation by the end of the first quarter of the next calendar year.

There can be no assurances regarding the ultimate timing of the separation or that the separation will be completed. Any separation of NOOK Media and Barnes & Noble Retail into two separate public companies will be subject to customary regulatory approvals, securing any necessary financing, tax considerations, final approval of the Barnes & Noble Board of Directors and other customary matters and is dependent on numerous factors that include the macroeconomic environment, credit markets and equity markets.